THE MANAGERS FUNDS

INCOME EQUITY FUND
CAPITAL APPRECIATION FUND
SPECIAL EQUITY FUND
INTERNATIONAL EQUITY FUND
EMERGING MARKETS EQUITY FUND
------------------------
PROSPECTUS

DATED May 1, 1998,
as supplemented May 1, 1998

------------------------
WHERE LEADING MONEY MANAGERS CONVERGE

                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

Illustrative Expense Information .......................................    2
Summary ................................................................    3
Financial Highlights ...................................................    4
Investment Objectives, Policies and Restrictions .......................   11
Certain Investment Techniques and Associated Risks .....................   14
GENERAL INFORMATION ON THE FUNDS
     Purchase and Redemption of Fund Shares ............................   A1
     Description of Shares, Voting Rights and Liabilities ..............   A6
     Tax Information ...................................................   A7
     Shareholder Reports ...............................................   A8
     Additional Information ............................................   A8
Management of the Funds ................................................   18
Portfolio Turnover .....................................................   23
Portfolio Transactions and Brokerage ...................................   23
Performance Information ................................................   24


                               THE MANAGERS FUNDS
                                   PROSPECTUS
                                DATED MAY 1, 1998,
                            AS SUPPLEMENTED DECEMBER 1, 1998
                                  EQUITY FUNDS


     The  Managers  Funds  (the  "Trust")  is a  no-load,  open-end,  management
investment   company  with  different   series  (each,   a  "Fund"  and
collectively, the "Funds"). Each Fund has distinct investment objectives and strategies. The Funds' investment portfolios are managed by asset managers selected, subject to the review and approval of the Trustees of the Trust, by The Managers Funds, L.P. (the "Manager"). The Manager is also responsible for administering the Trust and the Funds. This Prospectus describes the following Funds (the "Equity Funds"):


     MANAGERS INCOME EQUITY FUND--(the "Income Equity Fund") seeks a high level of current income by investing primarily in income producing equity securities.

     MANAGERS CAPITAL APPRECIATION FUND--(the "Capital Appreciation Fund") seeks long-term capital appreciation as its primary objective and income as its secondary objective.

     MANAGERS SPECIAL EQUITY FUND--(the "Special Equity Fund") seeks capital appreciation by investing primarily in the securities of small to medium capitalization companies expected to have superior earnings growth potential.

     MANAGERS INTERNATIONAL EQUITY FUND--(the "International Equity Fund") seeks long-term capital appreciation as its primary objective and income as its secondary objective by investing primarily in non-U.S. equity securities.

     MANAGERS EMERGING MARKETS EQUITY FUND--(the "Emerging Markets Equity Fund") seeks long-term capital appreciation by investing primarily in companies in countries considered to be emerging or developing by the World Bank or the United Nations.


     This Prospectus sets forth concisely the information concerning the Trust and the Equity Funds that a prospective investor ought to know before investing. It should be retained for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI"), dated May 1, 1998, which contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. A copy of the SAI may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, Connecticut 06854, (800) 835-3879 or (203) 857-5321.
The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Trust.


     SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES OF THE TRUST ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        ILLUSTRATIVE EXPENSE INFORMATION

     The following tables provide the investor with information concerning annual operating expenses of the Equity Funds.

Caption>

SHAREHOLDER TRANSACTION EXPENSES
(applicable to each Fund)
Maximum Sales Load Imposed on Purchases                           		None
Maximum Sales Load Imposed on Reinvested Dividends                 	None
Deferred Sales Charges on Redemptions                               None
Redemption Fees                                                     None
Exchange Fees                                				                  	None


     EQUITY FUNDS' ANNUAL OPERATING EXPENSES: (based on average daily net assets during fiscal 1997)


                INCOME EQUITY     CAPITAL        SPECIAL EQUITY  INTERNATIONAL  EMERGING MARKETS
                     FUND     APPRECIATION FUND	    FUND          EQUITY FUND       EQUITY FUND2
----------------	-----------	-----------------	-------------   	  ------------
Management Fees      0.75%	       0.80%	           0.90%	             0.90%	        1.15%
Rule 12b-1 Fees	     None    	    None	            None	              None	         None
Other Expenses1	     0.61%	       0.47%	           0.49%	             0.57%	        0.77%
                	---------	     -------        --------            -------	     	------
Total Operating
      Expenses1	     1.36%   	    1.27%	           1.39%	             1.47%	        1.92

------------------------
[FN]

(1)Other Expenses reflect the expenses actually incurred by each Fund during the year ended December 31, 1997, restated to reflect a new transfer agent arrangements in effect. The expenses shown do not reflect current asset levels for the Funds or the Fund family, and are not indicative of current expense ratios. See "Management of the Funds--Administration and Shareholder
Servicing; Distributor; Transfer Agent." A portion of the brokerage commissions that each of the Funds pays is used to reduce Fund expenses. These reductions are not reflected in the expense information presented above. The reductions had a de minimis impact on the expenses of Managers International Equity Fund; However, in the case of Managers Income Equity, Managers Capital Appreciation and Managers Special Equity Funds, after giving effect to such expense reductions, Other Expenses would have been 0.65%, 0.54% and 0.50%, respectively, and Total Operating Expenses would have been 1.40%, 1.34% and 1.40%, respectively.


(2)Other Expenses are estimated based on estimated average net assets for the current fiscal year ending December 31, 1998 of $30,000,000. To the extent that actual average net assets are greater than or less than the estimate of $30,000,000, actual Other Expenses and Total Operating Expenses will be less than or greater than, respectively, the estimated amounts shown.


EXAMPLES

     An investor would pay the following expenses on a $1,000 investment in the respective Equity Funds over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted above, the Funds do not charge any redemption fees or deferred sales loads of any kind.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

             FUND                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
            --------                          ------  -------  ------- --------
Income Equity Fund .........................    $14     $43      $74     $164
Capital Appreciation Fund ..................     13      40       70      153
Special Equity Fund ........................     14      44       76      167
International Equity Fund ..................     15      46       80      176
Emerging Markets Equity Fund ...............     20      60      --      ---
-------------

     The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear.

                                     SUMMARY
                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS


         The Trust is a no-load, open-end, management investment company organized as a Massachusetts business trust.


     This Prospectus relates to the Equity Funds. For more complete information about any of the other Funds in the Trust call (800) 835-3879 or (203) 857-5321. Read the prospectus carefully before you invest.

     Each of the Funds has distinct investment objectives and strategies. There is, of course, no assurance that a Fund will achieve its investment objectives.

                                   MANAGEMENT

     The Trust is governed by the Trustees, who provide broad supervision over the affairs of the Trust and the Funds. The Manager provides investment management and administrative services for the Trust and the Funds. The assets of each Fund are managed by one or more asset managers (each, an "Asset Manager" and collectively, the "Asset Managers") selected, subject to the review and approval of the Trustees, by the Manager. The assets of each Fund are allocated by the Manager among the Asset Managers selected for that Fund. Each Asset Manager has discretion, subject to oversight by the Manager and the Trustees, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and the specific investment strategies developed by the Manager. For its services, the Manager receives a management fee from each Fund. A portion of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Asset Managers. See "Management of the Funds" for more detailed information.

                                  SPECIAL RISKS

     There are certain risks associated with the investment policies of each of the Equity Funds. For instance, to the extent that a Fund invests in the securities of small to medium sized (by market capitalization) companies, or financial instruments related to such securities, the Fund may be exposed to a higher degree of risk and price volatility because such investments may lack sufficient liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. To the extent that a Fund invests in securities of non-U.S. issuers or securities denominated or quoted in foreign currencies, the Fund may face risks that are different from those associated with investment in domestic U.S. dollar denominated or quoted securities, including the effects of changes in currency exchange rates, political and economic developments, the possible imposition of exchange controls, governmental confiscation or restrictions, less availability of data on companies and a less well developed securities industry as well as less regulation of stock exchanges, brokers and issuers. Investments in securities of issuers in emerging market countries may involve a heightened degree of risk and many may be considered speculative. In general, the value of fixed-income securities will rise when interest rates fall, and fall when interest rates rise, affecting the net asset value of a Fund. For more details on the risks associated with certain investment techniques see "Certain Investment Techniques and Associated Risks." Certain Funds experience high annual portfolio turnover which may involve correspondingly greater brokerage commissions and other transaction costs, and certain adverse tax consequences to shareholders. See "Portfolio Turnover."


                        PURCHASE AND REDEMPTION OF SHARES

     The minimum initial investment in the Trust is $2,000 per Fund ($500 for IRAs). For information on eligible investors, arrangements for lower minimum investments and how to purchase and redeem shares of the Fund, see "Purchase and Redemption of Fund Shares."

                              FINANCIAL HIGHLIGHTS


     The following tables present financial highlights for each Equity Fund for the last ten years through December 31, 1997, or since the commencement of operations, if applicable. The information for each Equity Fund except Managers Emerging Markets Equity Fund has been derived from the financial statements of the Trust which have been audited by independent public accountants Coopers & Lybrand L.L.P. for the years ended December 31, 1993 through December 31, 1997, and by other accountants for the years prior to 1993, and should be read in conjunction with such financial statements. The financial highlights for Managers Emerging Markets Equity Fund for the period February 9, 1998 (commencement of operations) to march 31, 1998 is unaudited. See "Financial Statements" in the SAI.

[This page is left intentionally blank]

FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each year)

--------------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
--------------------------------------------------------------------------------



                                                                     YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------
                                           1997      1996      1995       1994       1993       1992
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $30.49           $28.43    $24.90    $27.89     $27.38     $28.62
                                               ------       ------    ------    ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (d)                     0.67         0.76      0.87      0.80       0.81       0.99
   Net realized and unrealized gain (loss)
     on investments                              7.27         3.97      7.47     (0.50)      2.54       1.72
                                               ------       ------    ------    ------     ------     ------      ------
      Total from investment operations           7.94         4.73      8.34      0.30       3.35       2.71
                                               ------       ------    ------    ------     ------     ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (0.69)       (0.76)    (0.86)    (0.83)     (0.76)     (0.98)
   From net realized gain on investments        (6.68)       (1.91)    (3.95)    (2.46)     (2.08)     (2.97)
                                               ------       ------    ------    ------     ------     ------      ------
      Total distributions to shareholders       (7.37)       (2.67)    (4.81)    (3.29)     (2.84)     (3.95)
                                               ------       ------    ------    ------     ------     ------      ------
NET ASSET VALUE, END OF YEAR                   $31.06       $30.49    $28.43    $24.90     $27.89     $27.38
                                               ======       ======    ======    ======     ======     ======      ======
--------------------------------------------------------------------------------------------------------------------------
Total Return                                    27.19%       17.08%    34.36%     0.99%     12.40%      9.80%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(d)   1.32%(c)     1.44%(c)  1.45%     1.33%      1.32%      1.20%
Ratio of net investment income to average
   net assets(d)                                 1.97%        2.63%     2.85%     3.06%      2.75%      3.52%
Portfolio turnover                                 96%          33%       36%       46%        41%        41%
Average commission rate(a)                      $0.06        $0.06        --        --         --         --
Net assets at end of year (000's omitted)     $64,946      $53,063   $37,807   $48,875    $40,965    $49,648
==========================================================================================================================


                                                YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------
                                               1991        1990        1989         1988
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $24.06      $30.23      $28.17      $23.59
                                              ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net net investment income (d)                1.11        1.48        1.68        1.45
   Net realized and unrealized gain (loss)
     on investments                             5.82       (5.30)       4.77        4.84
                                              ------      ------      ------       ------
      Total from investment operations          6.93       (3.82)       6.45        6.29
                                              ------      ------      ------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From investment income                      (1.20)      (1.45)      (1.66)      (1.43)
   From net realized gain on investments       (1.17)      (0.90)      (2.73)      (0.28)
                                              ------      ------      ------       ------
      Total distributions to shareholders      (2.37)      (2.35)      (4.39)      (1.71)
                                              ------      ------      ------       ------
NET ASSET VALUE, END OF YEAR                  $28.62      $24.06      $30.23      $28.17
                                              ======      ======      ======       ======
-------------------------------------------------------------------------------------------
Total Return                                   29.33%     (13.04)%     22.24%      26.10%
-------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(d)  1.16%        0.80%       0.15%      0.17%
Ratio of net investment income to average
   net assets(d)                                4.00%        5.40%       5.34%       5.47%
Portfolio turnover                                64%          57%         23%         26%
Average commission rate(a)                        --          --          --           --
Net assets at end of year (000's omitted)    $70,077      $80,297    $116,103    $108,149
===========================================================================================

MANAGERS CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------



                                                                  YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------
                                            1997(b)        1996      1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $26.34       $27.14    $23.25    $25.17     $24.67     $23.46
                                               ------       ------    ------    ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(d)              (0.13)        0.09      0.09      0.12       0.19       0.08
   Net realized and unrealized gain (loss)
     on investments                              3.15         3.66      7.62     (0.49)      3.80       2.39
                                               ------       ------    ------    ------     ------     ------      ------
      Total from investment operations           3.02         3.75      7.71     (0.37)      3.99       2.47
                                               ------       ------    ------    ------     ------     ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                      --        (0.10)    (0.08)    (0.12)     (0.19)     (0.07)
   From net realized gain on investments        (5.12)       (4.45)    (3.74)    (1.39)     (3.30)     (1.19)
   In excess of net realized gain
     on investments                                --           --        --     (0.04)        --         --
                                               ------       ------    ------    ------     ------     ------      ------
      Total distributions to shareholders       (5.12)       (4.55)    (3.82)    (1.55)     (3.49)     (1.26)
                                               ------       ------    ------    ------     ------     ------      ------
NET ASSET VALUE, END OF YEAR                   $24.24       $26.34    $27.14    $23.25     $25.17     $24.67
                                               ======       ======    ======    ======     ======     ======      ======
---------------------------------------------------------------------------------------------------------------------------
Total Return                                    12.74%       13.73%    33.39%    (1.50)%    16.38%     10.50%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(d)    1.26%(c)     1.33%(c)  1.36%     1.29%      1.18%      1.05%
Ratio of net investment income (loss) to average
   net assets(d)                                (0.45)%       0.34%     0.31%     0.53%      0.74%      0.33%
Portfolio turnover                                235%         172%      134%      122%       131%       175%
Average commission rate(a)                      $0.06        $0.06        --        --         --         --
Net assets at end of year (000's omitted)     $73,860     $101,282   $83,353   $86,042    $69,358    $56,196
===========================================================================================================================




                                                  YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------
                                                1991        1990        1989         1988
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $19.99      $21.84      $20.10      $17.38
                                               ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(d)               0.25        0.60        0.91        0.75
   Net realized and unrealized gain (loss)
     on investments                              6.10       (0.98)       3.47        2.72
                                               ------      ------      ------       ------
      Total from investment operations           6.35       (0.38)       4.38        3.47
                                               ------      ------      ------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (0.27)      (0.61)      (0.91)      (0.75)
   From net realized gain on investments        (2.61)      (0.86)      (1.73)         --
   In excess of net realized gain
     on investments                                --          --          --           --
                                               ------      ------      ------       ------
      Total distributions to shareholders       (2.88)      (1.47)      (2.64)      (0.75)
                                               ------      ------      ------       ------
NET ASSET VALUE, END OF YEAR                   $23.46      $19.99      $21.84      $20.10
                                               ======      ======      ======       ======
--------------------------------------------------------------------------------------------
Total Return                                    31.97%      (1.98)%     21.05%      19.23%
--------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(d)   1.31%         1.09%        0.38%      0.33%
Ratio of net investment income (loss) to average
   net assets(d)                                 1.07%         2.80%       4.04%       3.90%
Portfolio turnover                                259%          124%        120%         95%
Average commission rate(a)                         --          --          --           --
Net assets at end of year   (000's omitted)   $53,246       $45,801     $52,724     $60,540
============================================================================================

[FN]
(a) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.

(b) Calculated using the average shares outstanding during the year.


(c) The Funds have entered into arrangements with one or more third-party broker-dealers who have paid a portion of each Fund's respective custodian expenses. Absent these expense reductions, the ratio of expenses to average net assets for the years ended December 31, 1997 and 1996, would have been 1.35% and 1.44%, respectively, for Managers Income Equity
    Fund  and 1.32%  and  1.38%,  respectively,   for Managers  Capital
    Appreciation Fund. Such payments were primarily used to reduce the custodian expense.


(d) Does  not reflect   investment   advisory  and   management   fees  paid  by
    shareholders directly to the Manager prior to May 1990.


                                      6-7

FINANCIAL HIGHLIGHTS
(For a share of beneficial interest outstanding throughout each year)

--------------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
--------------------------------------------------------------------------------



                                                              YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------
                                                1997       1996       1995(b)       1994       1993       1992
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $50.95       $43.34    $36.79    $38.90     $36.14     $34.49
                                               ------       ------    ------    ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(d)               0.08        (0.00)    (0.07)    (0.01)      0.02       0.05
   Net realized and unrealized gain (loss)
     on investments                             12.29        10.68     12.28     (0.76)      6.12       5.35
                                               ------       ------    ------    ------     ------     ------      ------
      Total from investment operations          12.37        10.68     12.21     (0.77)      6.14       5.40
                                               ------       ------    ------    ------     ------     ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (0.07)          --        --        --      (0.01)     (0.05)
   From net realized gain on investments        (2.07)       (3.07)    (5.66)    (1.34)     (3.37)     (3.70)
                                               ------       ------    ------    ------     ------     ------      ------
      Total distributions to shareholders        (2.14)      (3.07)    (5.66)    (1.34)     (3.38)     (3.75)
                                               ------       ------    ------    ------     ------     ------      ------
NET ASSET VALUE, END OF YEAR                   $61.18       $50.95    $43.34    $36.79     $38.90     $36.14
                                               ======       ======    ======    ======     ======     ======      ======
----------------------------------------------------------------------------------------------------------------------------
Total Return                                    24.45%       24.75%    33.94%    (1.99)%    17.05%     15.64%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(d)   1.35%(c)     1.43%     1.44%     1.37%      1.26%      1.29%
Ratio of net investment income (loss) to
   average net assets(d)                         0.17%       (0.10)%   (0.16)%   (0.06)%    0.07%      0.14%
Portfolio turnover                                 49%          56%       65%       66%       45%        54%
Average commission rate(a)                      $0.05        $0.05        --        --         --         --
Net assets at end of year   (000's omitted)  $719,707     $271,433  $118,362  $111,584    $99,032    $53,641
============================================================================================================================




                                                  YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------
                                                 1991        1990        1989         1988
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $24.46      $32.45      $27.04      $22.97
                                                ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(d)                0.22        0.33        0.54        0.51
   Net realized and unrealized gain (loss)
     on investments                              11.78       (5.44)       8.57        5.43
                                                ------      ------      ------       ------
      Total from investment operations           12.00       (5.11)       9.11        5.94
                                                ------      ------      ------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                    (0.23)      (0.36)      (0.64)      (0.40)
   From net realized gain on investments         (1.74)      (2.52)      (3.06)      (1.47)
                                                ------      ------      ------       ------
      Total distributions to shareholders        (1.97)      (2.88)      (3.70)      (1.87)
                                                ------      ------      ------       ------
NET ASSET VALUE, END OF YEAR                    $34.49      $24.46      $32.45      $27.04
                                                ======      ======      ======       ======
---------------------------------------------------------------------------------------------
Total Return                                    49.26%      (16.05)%     32.76%      25.26%
---------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(d)    1.30%       1.19%       0.40%       0.60%
Ratio of net investment income (loss) to
   average net assets(d)                          0.73%       1.22%       1.65%       1.20%
Portfolio turnover                                  70%         67%         48%         62%
Average commission rate(a)                          --          --          --           --
Net assets at end of year   (000's omitted)    $40,616     $24,429     $37,316     $28,824
=============================================================================================

MANAGERS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------



                                                            YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------------
                                               1997       1996      1995(b)       1994       1993       1992
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $43.69       $39.97    $36.35    $35.92     $26.52     $25.66
                                               ------       ------    ------    ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(d)               0.42         0.32      0.31      0.16       0.22       0.23
   Net realized and unrealized gain (loss)
     on investments                              4.27         4.76      5.59      0.56       9.88       0.85
                                               ------       ------    ------    ------     ------     ------      ------
      Total from investment operations           4.69         5.08      5.90      0.72      10.10       1.08
                                               ------       ------    ------    ------     ------     ------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income (loss)            (0.65)      (0.33)    (0.13)    (0.08)     (0.29)     (0.22)
   In excess of net investment income              --           --        --        --      (0.11)        --          --
   From net realized gain on investments         (2.15)      (1.03)    (2.15)       --      (0.30)        --
   In excess of net realized gain
      on investments                               --           --        --     --        (0.21)         --          --
                                               ------       ------    ------    ------     ------     ------      ------
      Total distributions to shareholders        (2.80)      (1.36)    (2.28)    (0.29)     (0.70)     (0.22)
                                               ------       ------    ------    ------     ------     ------      ------
NET ASSET VALUE, END OF YEAR                   $45.58       $43.69    $39.97    $36.35     $35.92     $26.52
                                               ======       ======    ======    ======     ======     ======      ======
----------------------------------------------------------------------------------------------------------------------------
Total Return                                    10.83%       12.77%    16.24%     2.00%     38.20%      4.25%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(d)   1.45%(c)     1.53%     1.58%     1.49%      1.47%      1.45%
Ratio of net investment income to
   average net assets(d)                         0.75%        0.97%     0.80%     0.60%      0.78%      0.97%
Portfolio turnover                                 37%          30%       73%       22%        46%        51%
Average commission rate(a)                      $0.03        $0.03        --        --         --         --
Net assets at end of year   (000's omitted)  $386,624     $269,568  $140,488   $86,924    $62,273    $23,129
============================================================================================================================



                                                  YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------
                                                1991        1990        1989         1988
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $22.09      $26.12      $23.80      $21.74
                                               ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(d)               0.36        0.34       (0.15)       0.02
   Net realized and unrealized gain (loss)
     on investments                              3.64       (2.85)       3.76        2.12
                                               ------      ------      ------       ------
      Total from investment operations           4.00       (2.51)       3.61        2.14
                                               ------      ------      ------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income (loss)            (0.36)      (0.13)         --       (0.08)
   In excess of net investment income              --          --          --           --
   From net realized gain on investments        (0.07)      (1.39)      (1.29)         --
   In excess of net realized gain
      on investments                               --          --          --           --
                                               ------      ------      ------       ------
      Total distributions to shareholders       (0.43)      (1.52)      (1.29)      (0.08)
                                               ------      ------      ------       ------
NET ASSET VALUE, END OF YEAR                   $25.66      $22.09      $26.12      $23.80
                                               ======      ======      ======       ======
----------------------------------------------------------------------------------------------
Total Return                                    18.14%      (9.68)%     15.10%       8.89%
----------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(d)   1.69%        2.33%       2.77%       1.68%
Ratio of net investment income to
   average net assets(d)                         1.50%        1.12%      (0.73)%      0.12%
Portfolio turnover                                158%          78%        117%         88%
Average commission rate(a)                         --          --          --           --
Net assets at end of year   (000's omitted)   $14,222       $9,871      $8,974      $7,337
==============================================================================================

[FN]
(a) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.

(b) Calculated  using  the average shares outstanding  during the year.


(c) The Funds have entered into arrangements with one or more third-party broker-dealers who have paid a portion of each Fund's respective custodian expenses. Absent these expense reductions, the ratio of expenses to average net assets for the year ended December 31, 1997, would have been 1.36% and 1.45%, respectively, for Managers Special Equity and Managers International Equity. Such payments were primarily used to reduce the custodian expense.

(d) Does  not  reflect  investment   advisory  and   management   fees  paid  by
    shareholders directly to the Manager prior to May 1990.

                                      8&9

FINANCIAL HIGHLIGHTS
(For a shre of beneficial interest outstanding throughout the period)
-------------------------------------------------------------------------------
MANAGERS EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------



                                            FOR THE PERIOD FEBRUARY 9, 1998
							  (COMMENCEMENT OF OPERATIONS) TO
							  MARCH 31, 1998 (unaudited)
                                           ----------------------------------
                                           --------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.00
                                               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income				 0.01
   Net realized and unrealized gain (loss)
     on investments                              0.40
								-----
      Total from investment operations          10.41
                                               ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                     ---
								------
   From net realized gain on investments          ---
                               		     ------

      Total distributions to shareholders         ---
							     ------

NET ASSET VALUE, END OF PERIOD                 $10.41
                                               -------
-----------------------------------------------------------
Total Return 						 4.10%(c)(d)
-----------------------------------------------------------
Ratio of net expenses to average net assets	 1.83%(b)
Ratio of net investment income to
   average net assets					 1.47%(b)
Portfolio turnover                                  7%(c)
Net assets at end of period(000's omitted)     $3,568
------------------------------------------------------------------------------------
Expense Waiver (a)
------------------
Ratio of total expenses to average net assets	  2.98%(b)
Ratio of net investment income to average net
    assets							  0.27%(b)
=============================================================

[FN]

(a) Ratio information assuming no waiver of investment advisory and management fees in effect for the period.
(b)  Annualized.
(c)  Not annualized.
(d) The total return would have been lower had certain expenses not been reduced during the period.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives of a Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There is no assurance that these objectives will be achieved. Investors should refer to the prospectus section entitled "Certain Investment Techniques and Associated Risks" and to the "Other Information" section in the SAI for additional portfolio management discussions and for a description of the ratings mentioned below that are assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"). Each Fund is subject to certain investment restrictions which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities.

     The Equity Funds pursue their investment objectives primarily by investing in "equity securities," which for this purpose consist of common stock, securities convertible into common stock, such as bonds and preferred stocks, American Depository Receipts, securities such as rights and warrants which permit the holder to purchase equity securities, and securities which enable the Fund to own a group of equities, for example Standard & Poor's Depository Receipts (SPDRs).


     To the extent consistent with their investment objectives and policies, the Equity Funds may also invest in fixed-income securities for current income and capital preservation. Such fixed-income securities will have a maximum remaining maturity of fifteen years. The Equity Funds will invest in fixed-income securities issued by the U.S. government and its agencies and instrumentalities, or corporate bonds or debentures that are rated not less than Aa by Moody's or AA by Standard & Poor's, or, in the case of debt securities not rated by Moody's or Standard & Poor's, of comparable quality as determined by the Asset Manager. Each of the Equity Funds may invest a portion of its cash balances in shares of unaffiliated money market mutual funds, when the Manager determines that such investments offer higher net yields (after considering all direct and indirect fees and expenses) than direct investments in cash equivalent securities.
The Equity Funds may also engage in securities lending, and may invest the collateral for such loans in unaffiliated money market funds. The Equity
Funds  may  also  invest  in   fixed-income   securities   for capital
appreciation. Fixed-income securities may have a fixed or variable rate. Any or all of the Funds may at times for defensive purposes temporarily place all or a portion of their assets in cash, short-term commercial paper, U.S. government securities, high quality debt securities, including Eurodollar and Yankee Dollar obligations, and obligations of banks when, in the judgement of the Fund's Asset Manager, such investments are appropriate in light of economic or market conditions. See "Other Information - Cash Equivalents" in the SAI.
In addition to these strategies, the International Equity Fund and the Emerging Markets Equity Fund, as a temporary defensive position policy, may invest in cash equivalents of foreign issuers, foreign government bonds or other non-
U.S. dollar denominated cash equivalents.

                           MANAGERS INCOME EQUITY FUND

     The Fund's investment objective is to seek a high level of current income from a diversified portfolio of income-producing equity securities. The Fund ordinarily invests at least 65% of its total assets in income-producing equity securities. The Fund does not intend to invest in securities of companies without proven earnings.

                       MANAGERS CAPITAL APPRECIATION FUND

     The Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek income by investing in a diversified portfolio of equity securities.

                          MANAGERS SPECIAL EQUITY FUND

     The Fund's investment objective is to seek capital appreciation by investing primarily in the equity securities of a diversified group of companies expected to have superior earnings growth potential. The Fund's investments will tend to be in the securities of companies having small to medium market capitalizations. The Fund ordinarily invests at least 65% of its total assets in such equity securities. In selecting securities for the Fund, the Asset Manager may purchase securities of companies which are in the early stages of their corporate life cycle or not yet well recognized, or in more established firms which are experiencing accelerated earnings growth.

                       MANAGERS INTERNATIONAL EQUITY FUND

     The Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek income by investing primarily in non-U.S. equity securities. The Fund ordinarily invests at least 65% of its total assets in equity securities of companies domiciled outside the United States, but up to a combined total of 35% of its total assets may be invested in equity and fixed-income securities of U.S. companies when, in the estimation of the Asset Manager, expected returns from such securities exceed those of non-U.S. equity securities. The Fund may invest in fixed-income securities denominated in foreign currencies.

     The Fund intends to diversify investments among countries and normally intends to hold securities of non-U.S. companies in at least three countries. Investments may be made in companies in emerging markets as well as developed countries. The Fund intends to invest in non-U.S. companies whose securities are traded on exchanges located in the countries in which the issuers are principally based. For a discussion of the risks associated with
investing  in  foreign  securities,  see  "Certain Investment   Techniques
and   Associated   Risks--Other    Securities--Foreign Securities--Emerging
Markets."

                      MANAGERS EMERGING MARKETS EQUITY FUND

     The Fund's investment objective is to seek long term capital appreciation by investing primarily in equity securities of companies in emerging markets. The Fund ordinarily invests at least 65% of its total assets in equity securities of companies considered to be in emerging markets, but up to a combined total of 35% of its total assets may be invested in equity and fixed -income securities of companies that are not in emerging markets, including U.S. companies, when, in the estimation of an Asset Manager, expected returns from such securities exceed those of emerging market securities. The Fund may invest in fixed-income securities denominated in foreign currencies. The Fund is designed for long-term investors who want exposure to the potential for rapid growth associated with emerging markets and can tolerate the increased risk associated with investing in these markets.


     The Fund intends to diversify investments among countries and normally intends to hold securities of non-U.S. companies in at least three countries. Investments may be made in companies in emerging markets as well as developed countries. THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM NOR IS THE FUND SUITABLE FOR ALL INVESTORS. For a discussion of the risks associated with investing in foreign securities, see "Certain Investment Techniques and Associated Risks-Other Securities-Foreign Securities -Emerging Markets."


     The Manager considers an emerging market to be any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities. These countries can generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and the United States. The Fund seeks to invest in those emerging market countries in which the economies are developing strongly and in which the markets are becoming more sophisticated. The Fund does not intend to invest in any emerging market country where the foreign currency is not freely convertible into U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or if the Fund has received a sanctioned contractual guarantee to protect such investment against loss of the currency's external value. See "Other Information-- Foreign Currency Considerations" in the SAI.


	A company in an emerging market country is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market country; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in an emerging markets country; or (iv) has at least 50% of its assets located in an emerging markets country.

	The Asset  Managers  of the Fund will not  routinely  attempt  to hedge the
Fund's foreign currency exposure.  However,  the Asset Managers may from time to time engage in foreign currency  exchange  transactions if, based on fundamental research,  technical factors,  and their experience and judgment, they believe the transactions would be in the Fund's best interest.


               CERTAIN INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

     The following are descriptions of types of securities invested in by the Equity Funds, certain investment techniques employed by the Funds and risks associated with utilizing either the securities or the investment techniques. Unless otherwise indicated, all of the Funds may invest in the indicated securities and use the indicated investment techniques.

                   GENERAL RISKS ASSOCIATED WITH EQUITY FUNDS

     The Equity Funds are subject to normal market risks. In an attempt to reduce risk of loss of principal due to changes in the value of individual stocks, each of the Equity Funds invests in a diversified portfolio of common stocks. Such diversification does not eliminate all risks and investors should expect the net asset value of their Equity Fund shares to fluctuate based on market conditions.

     The securities of small- to medium-sized (by market capitalization) companies, or financial instruments related to such securities, may have a more limited market than the securities of larger companies. Accordingly, it may be more difficult to effect sales of such securities at an advantageous time or without a substantial drop in price than securities of a company with a large market capitalization and broad trading market. In addition, securities of small- to medium-sized companies may have greater price volatility as they are generally more vulnerable to adverse market factors such as unfavorable economic reports.

                                OTHER SECURITIES

     FOREIGN  SECURITIES.  Investments in foreign  securities involve risks that differ  from  investments  in  securities  of domestic  issuers.  Such risks may
include  political  and  economic  developments,   the  possible  imposition  of
withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments. In addition, foreign countries may have less well developed securities markets, as well as less regulation of stock exchanges and brokers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. For additional information regarding the risks associated with foreign branch issues, see "Other Information--Obligations of Domestic and Foreign Banks" in the SAI. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of developed countries. Foreign securities often trade with less frequency and
                                       14

                     GENERAL INFORMATION ON THE FUNDS

                     PURCHASE AND REDEMPTION OF FUND SHARES
                           HOW TO PURCHASE FUND SHARES

     Initial purchases of shares of the Funds may be made in a minimum amount of $2,000 per Fund ($500 for IRAs). Arrangements can also be made to open accounts with a $500 or $250 initial investment and an agreement to invest at least $50 or $100, respectively, per month until the minimum is attained. Call
(800)835-3879 for more information on these arrangements. There is no minimum for additional investments, except for telephone Automated Clearing House ("ACH") purchases.

     Investors may purchase shares of the Trust through their financial planner or other investment professional who is (or who is associated with) an investment adviser registered with the Securities and Exchange Commission or an applicable state securities commission (a "Registered Investment Adviser") or directly from the Trust as indicated below. Shares may also be purchased by bank trust departments on behalf of their clients, other institutional investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans.

     The following shows the various methods for purchasing the Trust's shares. For more complete instructions, see the account application.

                              INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
                              ------------------        ----------------------
Minimums:
Regular accounts              $2,000 (or lower, as      No minimum
                              described above)

Education IRA		              	Minimum/Maximum $500	     	N/A


IRAs, IRA rollovers,
SEP, ROTH and SIMPLE IRAs     $500                      No minimum

      METHOD
   ------------
Through your                  Contact                   Send additional funds
investment professional       your investment advi-     to your investment pro-
                              sor, bank or other        fessional at the address
                              investment professional   appearing on your
                                                        account statement

						A1

Direct by mail                Send your account         *Send letter of instruc-
                              application and check     tion
                              (payable to The           and check (payable to
                              Managers Funds) to the    The Managers Funds)
                              address indicated on      to:
                              the application           The Managers Funds
                                                        c/o Boston Financial
                                                          Data Service, Inc.
                                                        P.O. Box 8517
                                                        Boston, MA 02266-8517
                                                        Please include your
                                                        account # on your check


Direct Federal Funds or       Call (800) 358-7668 to    Call the Transfer Agent
Bank Wire                     notify the Fund,           at (800) 358-7668 prior
                                     and instruct       to wiring additional
                              your bank to wire U.S.    funds
                              funds to:
                              ABA #011000028
                              State Street Bank &
                                Trust Company
                              Boston, MA 02101
                              BFN--The Managers
                                Funds
                              AC 9905-001-5
                              FBO--Shareholder Name
                              Fund & Account #

By telephone                  Only for established      Call the Transfer Agent
                              accounts with ACH priv-   at (800) 252-0682
                              ileges. Call (800) 252-   Minimum investment
                              0682 with instructions    $100
                              for the Transfer Agent
---------------------------------

*For shareholders that invest directly with the Fund only. For Adviser and Bank Trust accounts, please call (800) 358-7668 for further instructions.


     The employees and their families of The Managers Funds, L.P. and selected dealers and their authorized representatives who are engaged in the sale of Fund shares, may purchase shares of the Fund without regard to a minimum initial investment.

     Certain states may require Registered Investment Advisers that purchase Fund shares for customers in those states to register as broker-dealers. From time to time the Trust's distributor may supply materials to Registered Investment Advisers to assist them in formulating an investment program using the Trust for their clients. Such materials are designed to be used and evaluated by investment professionals, do not contain investment advice and are not available for distribution to the general public.

						A2

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with providing this service. Shares purchased in this fashion may be treated as a single account for purposes of the minimum initial investment. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization and the Trust's transfer agent. Certain processing organizations may receive compensation from the Trust's Manager, Administrator and/or an Asset Manager.

     Trust shares are offered and orders accepted on each Business Day (a day on which the New York Stock Exchange ("NYSE") is open for trading). The Trust may limit or suspend the offering of shares of any or all of the Funds at any time and may refuse, in whole or in part, any order for the purchase of shares.

     Purchase orders received by the Trust, c/o Boston Financial Data Services, Inc. (the "Transfer Agent") at the address listed on the back cover of this prospectus, prior to 4:00 p.m., New York Time, on any Business Day will receive the offering price computed that day. Orders received prior to 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Manager will receive that day's offering price. HOWEVER, THE TIME UNTIL WHICH ORDERS ARE ACCEPTED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF
THE NYSE CLOSES AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. The Trust cannot accept orders transmitted to it at the address indicated on the cover page of this prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt the next Business Day.


     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust.

     Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to a Fund or State Street Bank and Trust Company will be accepted. To ensure that checks are collected by the Trust, redemptions of shares purchased by check, or exchanges from such shares, are not effected until 15 days after the date of purchase, unless arrangements are made with the Administrator.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account to enable an ACH, the transaction will be
						A3
canceled and you will be responsible for any loss the Trust incurs.  For current shareholders, each Fund can redeem shares from any identically registered account in such Fund or any other Fund in the Trust as reimbursement for any loss incurred. The Trust may prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

     SHARE PRICE AND VALUATION OF SHARES. The net asset value of shares of each Fund is computed each Business Day, at the close of trading on the NYSE, and is the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities principally are traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, on the basis of the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. For further information, see "Net Asset Value" in the SAI.

                                REDEEMING SHARES

     Any redemption orders received by the Trust as indicated below before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of trading on the NYSE on that day. Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. HOWEVER, THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF THE NYSE CLOSES AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME. The Trust cannot accept redemption orders transmitted to it at the address indicated on the cover page of the prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt by the next Business Day. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether a Fund will exercise its right to redeem shareholder accounts will be determined by the Manager on a case-by-case basis. No interest will accrue on amounts represented by uncashed redemption (or distribution) checks.

						A4

        METHOD                                    INSTRUCTIONS
        ------                                    ------------

By mail--write to                       Send a letter of instruction which
The Managers Funds                      specifies the name of the Fund, dol-
c/o Boston Financial Data Services,     lar amount or number of shares to be
 Inc.                                   sold, your name and account number.
P.O. Box 8517                           This letter must be signed by all
Boston, MA 02266-8517                   owners of the shares in the exact
                                        manner in which they appear on the
                                        account.  For redemptions over $25,000,
                              						    signature(s) must be guaranteed.

                                        In the case of estates, trusts,
                                        guardianships, custodianships, cor-
                                        porations and pension and profit
                                        sharing plans, other supporting legal
                                        documentation is required.

By telephone                            For shareholders who have elected
                                        telephone redemption privileges on
                                        their applications, telephone the
                                        Trust at (800) 252-0682.*

By contacting your investment
professional



-------------------------------------------
[FN]
*Telephone redemptions are available only for redemptions under $25,000.


                                INVESTOR SERVICES

     AUTOMATIC REINVESTMENT PLAN allows dividends or capital gains distributions to be reinvested in additional shares, unless you elect to receive cash.

     AUTOMATIC INVESTMENTS of preauthorized amounts from private checking accounts can be made monthly, quarterly or annually. The amount you specify will automatically be deducted from your bank account and invested on the day you specify.

     SYSTEMATIC WITHDRAWALS of $100 or more per Fund can be made monthly by shareholders. Withdrawals can be made via check on the 25th day of each month, or the next Business Day in the event the 25th is a weekend or holiday, unless a date other than the 25th is specified on the application for ACH accounts.


     DOLLAR COST AVERAGING allows for regular automatic exchanges from any Fund to one or more other Funds on the 15th Business Day of each month, or can be done through the Automatic Investment service above. Before investing in the Trust's Funds, shareholders must obtain a prospectus from the Trust describing those Funds.


						A5

     INDIVIDUAL RETIREMENT ACCOUNTS, including SEP, ROTH and SIMPLE IRAs, IRA rollovers and 403(b) accounts, are available to shareholders at no additional cost.


     CHECKWRITING PRIVILEGE is available only to shareholders of the Trust's Money Market Fund. Before investing in the Trust's Money Market Fund, shareholders must obtain a prospectus from the Trust describing the Money Market Fund and the conditions and limitations pertaining to this privilege.


     EXCHANGE PRIVILEGE. The exchange privilege permits shareholders of any of the Funds to exchange their shares for shares of any of the other Funds at the relative net asset value per share. Exchange transactions may be made by writing
to the Fund  (see   "Redeeming   Shares"),   by  contacting   your  investment
professional, via the Telephone Exchange Privilege (unless you have declined this option) or on your signed account application. Call Investors Services at
(800) 252-0682 to utilize the Telephone Exchange Privilege. Shareholders must receive a prospectus describing such Fund(s) before requesting an exchange into one or more of those Funds. By requesting an exchange into one of those Funds, shareholders are deemed to confirm receipt of the prospectus describing such Fund(s).

     The exchange privilege is offered to shareholders for their convenience and use consistent with their investment objectives. It is not offered as a short-term market timing service. The Trust reserves the right to refuse exchange orders from shareholders who have previously been advised that their frequent use of the exchange privilege is, in the opinion of the Manager, inconsistent with the orderly management of the Funds' portfolios.

     THE TRUST AND ITS TRANSFER AGENT WILL EMPLOY REASONABLE PROCEDURES TO VERIFY THE GENUINENESS OF TELEPHONIC REDEMPTION OR EXCHANGE REQUESTS. IF SUCH PROCEDURES ARE NOT FOLLOWED, THE TRUST OR ITS TRANSFER AGENT MAY BE LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS. THESE PROCEDURES INVOLVE REQUIRING CERTAIN PERSONAL IDENTIFICATION INFORMATION.

     THE ABOVE SERVICES MAY BE TERMINATED OR MODIFIED BY ONE OR MORE FUNDS AT ANY TIME UPON 60 DAYS WRITTEN NOTICE TO SHAREHOLDERS. NONE OF THE FUNDS, THE DISTRIBUTOR, THE TRUST'S CUSTODIAN, OR TRANSFER AGENT, NOR THEIR RESPECTIVE OFFICERS AND EMPLOYEES, WILL BE LIABLE FOR ANY LOSS, EXPENSE OR COST ARISING OUT OF A TRANSACTION EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THIS PROSPECTUS EVEN IF SUCH TRANSACTION RESULTS FROM ANY FRAUDULENT OR UNAUTHORIZED INSTRUCTIONS.


              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust offers a single class of shares of beneficial interest, without par value. The Trustees have the authority to create new series of shares in addition to the existing series of the Trust without the requirement of a vote of shareholders of the Trust.
						A6

     Shares of each Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or the provisions of the Trust's Declaration of Trust or by-laws, they may be entitled to vote. On matters relating to all Funds and affecting all Funds in the same manner, shareholders of all Funds are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required.

     The Trust and its Funds are not required, and do not intend, to hold annual meetings of shareholders, under normal circumstances. The Trustees or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. The Trustees will call a special meeting of shareholders of a Fund upon written request of the holders of at least 10% of that Fund's shares.

     Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's obligations to third parties, and that every written contract made by the Trust shall contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify shareholders and Trustees against such liabilities and any related claims and expenses. The Trust will not indemnify a Trustee when the loss is due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.



	YEAR 2000. Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if computer systems used by the manager, sub-advisers and other service providers do not properly process and calculate date-related information from January 1, 2000 and after. The Managers Funds is taking steps that it believes are reasonably designed to address this "Year 2000" problem with respect to the computer systems that are used and to obtain satisfactory assurances that comparable steps are being taken by each of the Trust's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust. Companies or governmental entities in which the Funds invest could be affected by the "Year 2000" problem, but at this time, the Funds cannot predict the degree of impact on the Funds.



                                 TAX INFORMATION
                                    THE FUNDS

     Each Fund has qualified and intends to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986,

						A7
as amended (the "Code"), under which each Fund is regarded as a separate regulated investment company.

     All dividends and distributions designated as capital gains are generally taxable to shareholders whether received in cash or additional shares.

     Although distributions are generally taxable to a shareholder in the taxable year in which the distribution is made, dividends declared in October, November or December of a taxable year with a record date in such a month and actually received during the following January, will be taxed as though received by the shareholder on December 31 of such year.

     Generally, each Fund is required to back-up withhold 31% of distributions paid to a shareholder who fails to provide a social security or taxpayer identification number and certify that such number is correct and that such shareholder is not subject to, or is otherwise exempt from, back-up withholding.

     Shareholders should consult their own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment with respect to their own tax situation. For more information concerning taxes, see "Tax Information" in the SAI.


                               SHAREHOLDER REPORTS

     Shareholders will receive annual and semi-annual reports which include financial statements showing the results of operations, investment portfolio and other information of the Funds in which they have invested. Shareholders will also receive annual tax statements indicating the tax status of distributions made during the year. Confirmations of transactions will be sent to shareholders following purchases, redemptions or exchanges by the shareholder, and quarterly statements of account will be sent to all shareholders.

					ADDITIONAL INFORMATION

	Any shareholder inquiries may be directed to the Trust at the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the SAI which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the website maintained by the Securities and Exchange Commission (http://www.sec.gov).

					A8
volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Since the Fund's investments in foreign securities involve foreign currencies, the value of its assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

     Moreover, the settlement periods of foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     EMERGING MARKETS SECURITIES. The Emerging Markets Equity Fund invests, and the International Equity Fund invests to a lesser extent, in equity securities of companies in emerging markets. Such securities may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks, including currency fluctuations, of investing in securities of foreign issuers described in this Prospectus to a heightened degree. These heightened risks include (i) greater risk of expropriation, confiscatory taxation, nationalization, and social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are not readily marketable ("illiquid securities"). These securities, which may be subject to legal or contractual restrictions on their resale, may involve a greater risk of loss to those Funds that purchase them. Securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the Asset Manager determines, subject to the review of the Trustees, that such securities have a readily available market.

     REPURCHASE AGREEMENTS. In a repurchase transaction, a Fund purchases a security from a bank or a broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. No Fund may invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds the Fund's limits on investments in illiquid securities. For more information concerning repurchase agreements, see "Other Information --Repurchase Agreements" in the SAI.

     SECURITIES LENDING. Consistent with its investment objective and policies, each Fund may lend its portfolio securities in order to realize additional income. Any such loan will be continuously secured by collateral at least equal in value to the value of the securities loaned. The risk of loss on such transactions is mitigated because, if a borrower were to default, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

     SEGREGATED  ACCOUNTS.  When a Fund has entered  into  transactions  such as reverse repurchase agreements or certain options, futures and forward transactions, the Fund will establish a segregated account with its Custodian in which it will maintain cash and/or liquid securities equal in value to its obligations in respect to such transaction.

                               HEDGING TECHNIQUES

     Unless otherwise indicated, the Funds' portfolio managers may engage in the following hedging techniques to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in market values, interest rates or currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between a hedging instrument and the underlying security, currency, index, futures contract or other investment may limit the effectiveness of a particular hedging strategy.

     A Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

     OPTIONS. Each Fund may write ("sell") covered put and covered call options covering the types of financial instruments in which the Fund may invest (including individual stocks, stock indices, futures contracts, forward foreign currency exchange contracts and when-issued securities) to provide protection against the adverse effects of anticipated changes in securities prices. A Fund may also write covered put options and covered call options as a means of enhancing its return through the receipt of premiums when the Fund's portfolio manager determines that the underlying securities, indices or futures contracts have achieved their potential for appreciation. By writing covered call options, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security, index or futures contract above the exercise price except insofar as the premium represents such a profit. The risk involved in writing covered put options is that there could be a decrease in the market value of the underlying security, index or futures contract. If this occurred, the option could be exercised and the underlying security, index or futures contract would then be sold to the Fund at a higher price than its then current market value. A Fund will write only "covered" options.

     When writing call options, a Fund will be required to own the underlying financial instrument, index or futures contract or own financial instruments or indices whose returns are closely correlated with the returns of the financial instrument, index or futures contract underlying the option. When writing put options a Fund will be required to segregate with its custodian bank cash and/or other liquid securities to meet its obligations under the put. By covering a put or call option, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objectives may be impaired.

  The Fund may also purchase put and call options to provide protection against adverse price effects from anticipated changes in prevailing securities prices. The purchase of a put option protects the value or portfolio holdings in a falling market, while the purchase of a call option protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract increased over the strike price by an amount greater than the premium paid. It would realize a loss if the price of the security, index or futures contract decreased, remained the same or did not increase over the strike price during the option period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, a Fund may treat the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. A Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the amount that the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). For more information concerning options transactions, see "Other Information--Covered Put Options--Covered Call Options," and "--Puts and Calls" in the SAI.

     FUTURES CONTRACTS. A Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against changes in prices of the financial instruments in which it may invest. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Fund's portfolio manager may be incorrect in its expectation of future prices. There is also a risk that a secondary market in the instruments that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid securities to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objectives may be impaired. See "Other Information--Equity Index Futures Contracts" and "--Interest Rate Futures Contracts" in the SAI.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund's Asset Manager may attempt to hedge the risk that a particular foreign currency may suffer a substantial decline against the U.S. dollar by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. It may also enter into such contracts to protect against losses resulting from changes in foreign currency exchange rates between trade and settlement date. Such contracts will have the effect of limiting any gains to the Fund resulting from changes in such rates. Losses may also arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract. See "Other Information--Forward Foreign Currency Exchange Contracts" in the SAI.

                          MANAGEMENT OF THE FUNDS
                                    TRUSTEES

     Information concerning the Trustees, including their names, positions, terms of office and principal occupations during the past five years, is contained in the SAI.

                               INVESTMENT MANAGER

     It is the Manager's responsibility to select, subject to review and approval by the Trustees, the Asset Managers who have distinguished themselves by able performance in their respective areas of expertise in asset management and to continuously monitor their performance. The Manager and its corporate predecessors have had over 20 years of experience in evaluating investment advisers for individuals and institutional investors. In addition, the Manager employs the services of a consultant specializing in appraisal and comparison of investment managers to assist in evaluating asset managers. The Manager is also responsible for conducting all operations of the Funds except those operations contracted to the Custodian and to the Transfer Agent.

     The Trust has received an exemptive order from the Securities and Exchange Commission (the "SEC") permitting the Manager, subject to certain conditions, to enter into sub-advisory agreements with Asset Managers approved by the Trustees without obtaining shareholder approval. The order also permits the Manager, subject to the approval of the Trustees but without shareholder approval, to employ new Asset Managers for new or existing Funds, change the terms of particular sub-advisory agreements or continue the employment of existing Asset Managers after events that would cause an automatic termination of a
sub-advisory  agreement. Although   shareholder   approval  is  not  required
for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of the majority of the outstanding shares of the Fund. Shareholders will be notified of any Asset Manager changes.

     The following table sets forth the annual management fee rates currently paid by each Equity Fund, and the annual asset management fee rates paid by the Manager to each Asset Manager for a particular Fund each expressed as a percentage of the Fund's average daily net assets.

                                                        TOTAL         ASSET
                                                      MANAGEMENT    MANAGEMENT
               NAME OF FUND                               FEE           FEE
               ------------                           ----------    ----------
Income Equity Fund .................................     0.75%         0.35%
Capital Appreciation Fund ..........................     0.80%         0.40%
Special Equity Fund ................................     0.90%         0.50%
International Equity Fund ..........................     0.90%         0.50%
Emerging Markets Equity Fund .......................     1.15%         0.75%
----------------



                                ASSET MANAGERS

     The  following  sets  forth  certain  information  about  each of the Asset
Managers:

INCOME EQUITY FUND

     Scudder Kemper Investments, Inc. ("Scudder")--The investment adviser was founded in 1919. As of December 31, 1997, Scudder is owned by the Zurich Group and is the core of Zurich's global investment management services. As of December 31, 1997, assets under management totaled $218 billion. Its address is 345 Park Avenue, New York, NY 10154.

     Robert T. Hoffman is the portfolio manager of the portion of the Income Equity Fund managed by Scudder. He is a Managing Director of Scudder, and has been with the firm since 1989.

     Chartwell Investment Partners, L.P. ("Chartwell")--The firm was founded in 1997, and is a limited partnership which is 75% controlled by the employees of the firm. Chartwell is 25% controlled by Maverick Partners, L.P. which is controlled by John McNiff and Michael Kennedy. As of December 1997, assets under management totaled approximately $1.3 billion. Its address is 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312.

     Chartwell employs a team approach to manage their portion of the Income Equity Fund.

CAPITAL APPRECIATION FUND

     Essex Investment Management Company, LLC ("Essex")--The firm was formed in 1976 and is owned jointly by employees of the firm and an institutional partner, Affiliated Managers Group, Inc. As of December 31, 1997, assets under management totaled $4.3 billion. Its address is 125 High Street, Boston, MA 02110.


     Joseph C. McNay serves as the portfolio manager of the portion of the Capital Appreciation Fund managed by Essex. Mr. McNay is the Chairman and Chief Investment Officer of Essex, a position he has held since the firm's inception.


     Roxbury Capital Management, LLC ("Roxbury")--The firm is a Delaware limited liability company founded in 1986. As of September 30, 1998, assets under management totaled approximately $4.5 billion. Its address is 200 Wilshire Boulevard, Suite 600, Santa Monica, CA 90401.


     Kevin P. Riley serves as the portfolio manager of the portion of the Capital Appreciation Fund managed by Roxbury. Mr. Riley has been a Senior Managing Director and Senior Portfolio Manager of Roxbury since inception and was named Chief Investment Officer in 1997.

SPECIAL EQUITY FUND

     Liberty Investment Management ("Liberty")--The firm was originally formed in 1976 and is a division of Goldman Sachs Asset Management. As of December 31, 1997, assets under management totaled $8 billion. Its address is 2502 Rocky Point Drive, Suite 500, Tampa, FL 33607.


     Timothy G. Ebright is the portfolio manager of the portion of the Special Equity Fund managed by Liberty. He is a Vice President of Liberty, a position he has held since 1988.


     Pilgrim Baxter & Associates, Ltd. ("PBA")--The firm was formed in 1982 and is owned by United Asset Management, a public company. As of December 31, 1997, assets under management for PBA and its subsidiaries totaled over $16 billion. Its address is 825 Duportail Road, Wayne, PA 19087.


     Jeffrey Wrona is the lead portfolio manager and Gary L. Pilgrim, CFA, is the co-portfolio manager of the portion of the Special Equity Fund managed by PBA. Mr. Wrona is responsible for managing small capitalization and technology portfolios. Mr. Pilgrim is the Chief Investment Officer and one of the founders of the firm.


     Westport Asset Management, Inc. ("Westport")--The firm was formed in July 1983 and is owned by Andrew J. Knuth and Ronald H.
Oliver. As of December 31, 1997, assets under management totaled $1.6 billion. Its address is 253 River side Avenue, Westport, CT 06880.

     Andrew J. Knuth is the portfolio manager of the portion of the Special Equity Fund managed by Westport. He is the Chairman of Westport, and one of the founders of the firm.

	Kern Capital Management LLC ("KCM")--The firm was founded in 1997 by Robert E.
Kern, Jr. and David G. Kern, and is a Delaware limited liability company.  As of
December 31, 1997, assets under management totaled approximately $269 million.
The firm's address is 114 West 47th Street, Suite 1926, New York, NY  10036.


	Robert E. Kern, Jr. is the portfolio manager of the portion of the Special Equity Fund managed by KCM. He has been the Managing Member, Chairman, and
Chief
Executive Officer since the firm's inception. Prior to KCM's formation, he served as Senior Vice President with Fremont Investment Advisors from April to August 1997, and as a Director with Morgan Grenfell Capital Management, Inc. from September 1986 to April 1997.

INTERNATIONAL EQUITY FUND

     Scudder   Kemper   Investments,   Inc.--See   Income  Equity  Fund  for  a
description.


     William E. Holzer is the lead portfolio manager of the portion of the International Equity Fund managed by Scudder. He is a Managing Director of Scudder, a position he has held since 1980.


     Lazard Asset Management ("Lazard")--The firm is a New York limited liability company founded in 1848. As of December 31, 1997, the firm had $60 billion under management. Its address is 30 Rockefeller Plaza, New York, NY 10112.

     John R. Reinsberg is the portfolio manager of the portion of the International Equity Fund managed by Lazard. He is a Managing Director of Lazard, a position he has held since 1992. Prior to joining Lazard, he served in a similar portfolio management capacity with General Electric Investment Co.

EMERGING MARKETS EQUITY FUND

	Montgomery Asset Management, LLC ("Montgomery")--The firm is a Delaware limited liability company. As of September 30, 1997, the firm had approximately $10 billion assets under management. The firm's address is 101 California Street, San Francisco, California 94111.

	The portfolio managers are Josephine Jimenez, CFA, Bryan Sudweeks, Ph.D, CFA, Frank Chiang, Jose de Gusmao Fiuza, Stuart Quint, and Jesus Isidoro Duarte.

  King Street Advisors, Limited ("King Steet")--The firm is a subsidiary of State Street Corporation. As of September, 1997, the firm had approximately $7.1 billion assets under management. The firm's address is Almack House, 28 King Street, London, SW1Y6QW, England.

	Murray Davey and Ken King are the portfolio managers of that portion of the Emerging Markets Equity Fund managed by King Street.


ADMINISTRATION AND SHAREHOLDER SERVICING; DISTRIBUTOR; TRANSFER AGENT

     ADMINISTRATOR. The Managers Funds, L.P. serves as the Trust's administrator (the "Administrator") and has overall responsibility, subject to the review of the Trustees, for all aspects of managing the Trust's operations, including administration and shareholder services to the Trust, its shareholders and certain institutions, such as bank trust departments, dealers and registered investment advisers, that advise or act as an intermediary with the Trust's shareholders ("Shareholder Representatives"). The Administrator is paid at a rate not to exceed 0.25% per annum of each Equity Fund's average daily net assets.

     Administrative   services  include  (i)  preparation  of  Fund  performance
information;   (ii)  responding  to  telephone  and  in-person   inquiries  from
shareholders and Shareholder Representatives regarding matters such as account or transaction status, net asset value of Fund shares, Fund performance, Fund services, plans and options, Fund investment policies and portfolio holdings and Fund distributions and the taxation thereof; (iii) preparing, soliciting and gathering shareholder proxies and otherwise communicating with shareholders in connection with shareholder meetings; (iv) maintaining the Trust's
registration   with  Federal  and  state  securities regulators;  (v) dealing with complaints and correspondence from shareholders directed to or brought to the attention of the Administrator; (vi) supervising the operations
of  the  Trust's   Transfer   Agent;   and  (vii)  such  other administrative,
shareholder and shareholder related services as the parties may from time to time agree in writing.

     DISTRIBUTOR. The Managers Funds, L.P. serves as distributor of the shares of the Trust. Its address is 40 Richards Avenue, Norwalk, Connecticut 06854.

     TRANSFER AGENT. Boston Financial Data Services, Inc. serves as the Trust's Transfer Agent.


                 INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     Income dividends will normally be paid at the frequency noted in the following table. Income dividends will normally be declared on the fourth Business Day prior to the end of the dividend period, payable on the following Business Day, to shareholders of record on the day prior to the declaration date. Distributions of most capital gains will normally be paid annually in December.


         FREQUENCY                                    FUND
         ---------                                    ----

         Monthly                            Income Equity Fund
         Annually                           Capital Appreciation Fund,
                                            Special Equity Fund,
                                            International Equity Fund,
                                            Emerging Markets Equity Fund


     All dividends and distributions declared by a Fund will be reinvested in additional shares of the Fund at the net asset value on the "Ex-dividend" date (unless the shareholder has elected to receive dividends or distributions in cash or invest them in shares of the Money Market Fund). An election may be changed by delivering written notice to the Fund at least ten Business Days prior to the payment date.


                               PORTFOLIO TURNOVER

     In carrying out the investment policies described in this Prospectus, each Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when an Asset Manager deems it appropriate to purchase or sell securities for a Fund. High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in Equity Securities and other transaction costs which are borne directly by a Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which, when distributed to shareholders, are treated for federal income tax purposes as ordinary income. See "Portfolio Transactions and Brokerage" and "Tax Information." For the Equity Funds' portfolio turnover rates, see "Financial Highlights."

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     Each Asset Manager is responsible for decisions to buy and sell securities for each Fund or component of a Fund that it manages, as well as for broker-dealer selection in connection with such portfolio transactions. In the case of securities traded on a principal basis, transactions are effected on a "net" basis, rather than a transaction charge basis, with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked prices, which provides the opportunity for a profit or loss to the dealer. Transactions in other securities are effected on a transaction charge basis where the broker acts as agent and receives a commission in connection with the trade. In effecting securities transactions, each Asset Manager is responsible for obtaining best price and execution of orders, provided that the Asset Manager may cause a Fund to pay a commission for brokerage and research services which is in excess of the commission another broker would have charged for the same transaction if the Asset Manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of the particular transaction or in terms of all of the accounts over which the Asset Manager has investment discretion. The dealer spread or broker's commission charged in connection with a transaction is a component of price and is considered together with other relevant factors. Any of the Funds may effect securities transactions on a transaction charge basis through a broker-dealer that is an affiliate of the Manager or of one of that Fund's Asset Managers in accordance with procedures approved by the Trustees. However, unless an exemptive order is obtained from the Securities and Exchange Commission, no Asset Manager for a Fund or its affiliated broker-dealer may act as principal in any portfolio transaction for any Fund with which it is an affiliate, and no affiliate of the Manager may act as principal in a portfolio transaction for any of the Funds.


                             PERFORMANCE INFORMATION

     From time to time the Funds may advertise "yield" and/or "total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

                                   YIELD

     The Income Equity Fund may advertise "yield." Yield refers to income generated by an investment in the Fund during a 30-day (or one month) period. This income is then annualized. That is, the amount of income generated during the period is assumed to be generated during each 30-day (or one month) period over a one-year period and is shown as a percentage of the investment.

                                  TOTAL RETURN

     Each of the Funds may include total return figures in its advertisements. In calculating total return, the net asset value per share at the beginning of the period is subtracted from the net asset value per share at the end of the period (after assuming and adjusting for the reinvestment of any income dividends and capital gains distributions), and the result is divided by the net asset value per share at the beginning of the period to ascertain the total return percentage.

     A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from industry publications, business periodicals, rating services and market indices. For more detailed information on performance calculations and comparisons, see "Performance Information" in the SAI.

     The Funds' annual reports contain additional performance information and are available upon request without charge.

                               THE MANAGERS FUNDS
                                 [LOGO OMITTED]

                      WHERE LEADING MONEY MANAGERS CONVERGE

FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203)857-5321 or (800)835-3879

CUSTODIAN
State Street Bank and Trust
   Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Swidler Berlin Shereff
   Friedman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT
Boston Financial Data
   Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800)252-0682


THE MANAGERS FUNDS

EQUITY FUNDS:
------------
INCOME EQUITY FUND

   Scudder Kemper Investments, Inc.
   Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND

   Essex Investment Management
     Company, LLC
   Roxbury Capital Management, LLC


SPECIAL EQUITY FUND
   Liberty Investment Management
   Pilgrim Baxter & Associates, Ltd.
   Westport Asset Management, Inc.
   Kern Capital Management LLC

INTERNATIONAL EQUITY FUND

   Scudder Kemper Investments, Inc.
   Lazard Asset Management

EMERGING MARKETS
 EQUITY FUND
   Montgomery Asset Management, LLC
   King Street Advisors, Limited

INCOME FUNDS:
------------
MONEY MARKET FUND
   J.P. Morgan


SHORT AND INTERMEDIATE
   BOND FUND
   Standish, Ayer & Wood, Inc.



BOND FUND
   Loomis, Sayles & Company, L.P.

GLOBAL BOND FUND
   Rogge Global Partners